UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2021

CONVERSION LABS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39785	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, Suite 2800

New York, NY 10022

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

This Current Report on Form 8-K/A is being filed to (i) clarify that management of LegalSimpli Software, LLC, a Puerto Rico limited liability company (“LSS”), a majority-owned subsidiary of the Company entered into option agreements with members of LSS management that would allow them to re-purchase 12,400 membership interest purchase units of LSS, subject to vesting of such options in connection with achieving certain performance milestones as described herein (ii) to include additional exhibits to our original Current Report on Form 8-K filed with the Securities and Exchange Commission on January 26, 2021 and (iii) include the press release in connection with the transaction. All of the original exhibits filed with the initial Current Report on form 8-K filed on January 26, 2021 are being refiled with on this Form 8K/A for ease of reference and to reflect the foregoing.

Item 1.01	Entry into a Material Definitive Agreement.

LegalSimpli Software Restructuring Transaction

Effective January 22, 2021, Conversion Labs, Inc., a Delaware corporation (the “Company”), consummated a transaction to restructure the ownership of LegalSimpli Software, LLC, a Puerto Rico limited liability company (“LSS”), a majority-owned subsidiary of the Company (the “LSS Restructuring”). To affect the LSS Restructuring the Company’s wholly-owned subsidiary Conversion Labs PR LLC, a Puerto Rico limited liability company (“CVLB PR”) entered into a series of agreements as further described below.

Membership Interest Exchange Agreement

Effective January 22, 2021 (the “Effective Date”), in furtherance of the LSS Restructuring, CVLB PR entered into a Membership Interest Exchange Agreement with LSS, (the “Exchange Agreement”), pursuant to which, CVLB PR exchanged that certain a promissory note, dated May 8, 2019 with an outstanding balance of $375,823.17 (the “CVLBPR Note”), issued by LSS in favor of CVLB PR, for 37,531 newly issued membership interests of LSS (the “Exchange”). Upon consummation of the Exchange the CVLBPR Note was extinguished.

Membership Interest Purchase Agreements

On the Effective Date, in furtherance of the LSS Restructuring, CVLB PR entered into a Membership Interest Purchase Agreement with LSS, (the “CVLB PR MIPA”), pursuant to which CVLB PR purchased 12,000 membership interests of LSS for an aggregate purchase price of $300,000. The CVLB PR MIPA provides that the transaction may be completed in three (3) tranches with a purchase price of $100,000 per tranche to be made at the sole discretion of CVLB PR. Payment for the first tranche of $100,000 was made upon execution of the CVLB PR MIPA. Payments for the second and third tranches are due on the 60-day anniversary and the 120-day anniversary of the Effective Date.

Concurrently, in furtherance of the LSS Restructuring, CVLB PR entered into two Membership Interest Purchase Agreements (the “Founding Members MIPAs”) with two founding members of LSS (the “Founding Members”) whereby CVLB PR purchased from the Founding Members an aggregate of 2,183 membership interests of LSS for an aggregate purchase price of $225,000.

Following the consummation of the LSS Restructuring, CVLB PR will increase its ownership of LSS from 51% to approximately 85.58% on a fully diluted basis. LSS entered into an amendment to its operating agreement (the “LSS Operating Agreement Amendment”) to reflect the foregoing.

LSS Option Agreements

Concurrently, CVLB PR entered into option agreements with Sean Fitzpatrick (the “Fitzpatrick Option Agreement”) and Varun Pathak (the “Pathak Option Agreement” together with Fitzpatrick Option Agreement the “Option Agreements”), pursuant to which CVLB PR granted options to purchase membership interest units of LSS. The Fitzpatrick Option Agreement grants Sean Fitzpatrick the option to purchase 10,300 membership interest units of LSS for an exercise price of $1.00 per membership interest unit.

The Fitzpatrick Options vest in accordance with the following (i) 3,434 membership interests upon LSS achieving $2,500,000 of gross sales in any fiscal quarter (ii) 3,434 membership interests upon LSS achieving $4,000,000 of gross sales in any fiscal quarter and (iii) 3,434 membership interests upon LSS achieving $8,000,000 of gross sales with a ten percent (10%) net profit margin in any fiscal quarter.

The Pathak Options shall vest in accordance with the following (i) 700 membership interests upon LSS achieving $2,500,000 of gross sales in any fiscal quarter (ii) 700 membership interests upon LSS achieving $,4,000,000 of gross sales in any fiscal quarter and (iii) 700 membership interests upon LSS achieving $8,000,000 of gross sales with a ten percent (10%) net profit margin in any fiscal quarter.

Upon vesting, the Fitzpatrick Options and the Pathak Options provide for the potential re-purchase of up to an additional 13.25%% of LSS by Fitzpatrick and Pathak in the aggregate with CVLB PR ownership ratably reduced to approximately 72.98%.

The foregoing provides only brief descriptions of the material terms of the LSS Restructuring, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the forms of the CVLB PR Exchange Agreement, the CVLB PR MIPA, the Founding Members MIPA, the LSS Operating Agreement Amendment, the Fitzpatrick Option Agreement and Pathak Option Agreement filed as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On January 28, 2021, the Company issued a press release announcing the Appointment. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of CVLB PR Exchange Agreement (Incorporated herein by reference to Exhibit 10.1 filed with the Company’s Current Report on Form 8-K filed on January 26, 2021)
10.2	Form of CVLB PR MIPA (Incorporated herein by reference to Exhibit 10.2 filed with the Company’s Current Report on Form 8-K filed on January 26, 2021)
10.3	Form of Founding Members MIPA (Incorporated herein by reference to Exhibit 10.3 filed with the Company’s Current Report on Form 8-K filed on January 26, 2021)
10.4*	Amendment to LSS Operating Agreement
10.5*	Fitzpatrick Option Agreement
10.6*	Pathak Option Agreement
99.1*	Press Release dated January 28, 2021

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERSION LABS INC..

Date: January 28, 2021	By:	/s/ Justin Schreiber
	Name:	Justin Schreiber
	Title:	Chief Executive Officer